Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated April 6, 2019 of the
SoFi Select 500 ETF (SFY)
SoFi Next 500 ETF (SFYX)
April 28, 2020

Toroso Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive its unitary management fee for the SoFi Select 500 ETF and the SoFi Next 500 ETF (each, a “Fund” and collectively, the “Funds”) until at least June 30, 2021; accordingly, through June 30, 2021, the management fee for each Fund after the fee waiver is 0.00%. As a result, all references in the Summary Prospectus, Prospectus and SAI in this context to June 30, 2020 are amended to refer to June 30, 2021. The fee waiver agreement may be terminated only by, or with the consent of, the Board of Trustees of Tidal ETF Trust, on behalf of a Fund, upon sixty (60) days’ written notice to the Adviser. The fee waiver agreement may not be terminated by the Adviser without the consent of the Board of Trustees.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.